UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2022

PHATHOM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39094	82-4151574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Campus Drive, Suite 102

Florham Park, New Jersey 07932

(Address of principal executive offices) (Zip Code)

(877) 742-8466

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 19, 2022, the compensation committee (the “Compensation Committee”) of the board of directors of Phathom Pharmaceuticals, Inc. (the “Company”) adopted a form of restricted stock unit award agreement (the “Form of RSU Award Agreement”) to be used for the grant of restricted stock units (“RSUs”) pursuant to the terms of the Company’s 2019 Incentive Award Plan (the “Plan”).

The Form of RSU Award Agreement (a) provides for the grant of RSUs to eligible participants under the Plan, which RSUs may, among other things, be subject to (i) vesting in accordance with the vesting schedule provided in the applicable grant notice and (ii) certain transfer restrictions, and (b) authorizes the Company to cause shares to be sold on the participant’s account to cover applicable withholding taxes due upon vesting of the shares underlying the RSUs.

The foregoing description of the Form of RSU Award Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Form of RSU Award Agreement, which is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

In addition, on January 19, 2022, the Compensation Committee awarded RSUs to the following executive officers under the Plan: 41,250 RSUs awarded to Terrie Curran, 19,500 RSUs awarded to Azmi Nabulsi and 6,000 RSUs awarded to Anthony Guzzo. Each RSU represents the right to receive one share of the Company’s common stock, $0.0001 par value per share, upon vesting. The RSUs vest in three equal annual installments, subject to the individual’s continued service to the Company through the applicable vesting date, and are subject to the terms and conditions of the Company’s Form of RSU Award Agreement under the Plan.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement under the 2019 Incentive Award Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHATHOM PHARMACEUTICALS, INC.

Date:January 25, 2022	By:	/s/ Larry Miller
Larry Miller General Counsel and Secretary